SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) November 24, 1998


                           LIUSKI INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


Delaware                             0-19378                  11-3065217
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)



                  6585 Crescent Drive, Norcross, Georgia          30071
-----------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (770) 447-9454


                                       N/A
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         Effective November 24, 1998, the listing of the common stock, $.01 par value (the "Common Stock"), of Liuski International, Inc. (the "Company") was moved from the Nasdaq National Market to The Nasdaq SmallCap Market (the "SmallCap Market"). The continued listing of the Common Stock on the SmallCap Market is conditioned upon the Common Stock meeting the minimum $1.00 per share closing bid price on or before January 5, 1999 and continuing to meet the minimum closing bid price for at least ten consecutive trading days thereafter and on certain other conditions being met. Until such conditions are met, the Company's SmallCap Market symbol will be LSKIC. There can be no assurance that the Company can meet the conditions to the continued listing of the Common Stock on the SmallCap Market.

         Another of the conditions to continued listing is that the Company evidence compliance with Nasdaq's $1,000,000 market value of public float requirement. The following table sets forth certain information as of the date of this report pertaining to the beneficial ownership of the Common Stock by (i) persons known to the Company to own 5% or more of the outstanding Common Stock,
(ii) each director of the Company who owns any shares, (iii) each executive officer of the Company who owns any shares and (iv) such directors and executive officers of the Company as a group. Each such person has sole voting and investment powers with respect to his shares. This information has been obtained from the Company's records, or from information furnished directly by the individual to the Company.

                                                          Percentage of
                                Number of Shares           Outstanding
Name of Beneficial Owner        Beneficially Owned            Shares
------------------------        ------------------        -------------
Duke Liao                        3,089,945                     67.0%

Kenny Liu                            3,000(1)                    *

All directors and
executive officers
as a group
(2 individuals)                  3,092,945(1)                  67.0%
                                 ---------                     -----
----------------------
   *Less than 1%

     (1) Represents or includes 3,000 shares subject to stock options granted by the Company.


     As of the date of this report, the Company has 4,610,292 shares of Common Stock outstanding of which 3,089,945 shares are owned by officers or directors of the Company or shareholders owning 10% or more of the outstanding shares of Common Stock; therefore, there are 1,520,347 shares of Common Stock in the public float.



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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 LIUSKI INTERNATIONAL, INC.


                                                 By:/s/ Frank Cheng
                                                    ----------------------------
                                                    Frank Cheng,
                                                    President


Date:  December 9, 1998

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